Listing Report:Supplement No. 13 dated Jul 24, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 221427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.19%	Starting borrower rate/APR:	8.19% / 9.34%	Starting monthly payment:	$94.27

Auction yield range:	3.27% - 7.19%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1973	Debt/Income ratio:	36%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$51,943	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CornerKetch	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Camera Equipment
Purpose of loan:
To expand my photography business,
Lighting, stands and new camera, will use existing lens.
Growing current business into a bigger wedding focus.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$329.86

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2002	Debt/Income ratio:	14%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$286	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fund-bridge	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying Inventory
Purpose of loan:
This loan will be used to fund a down payment on my LLC's first investment property purchase.
My financial situation:
I am a good candidate for this loan because I'm a hard working goal driven young entrepreneur with exceedingly high expectations for myself and my business.  I have visions and goals for my business and more importantly plans to get there.  I currently am a full time employee of a fortune 100 company, a homeowner, and hold a bachelor degree in business administration.  I attended college on a football scholarship so I'm no stranger to accountability, hard work, and responsibility driven success.  I ordinarily would not want to nor try and borrow the money for something like this but the opportunity I have is too great to let pass me by without trying everything possible.  I have such strong aspirations in life but am finding the hardest thing is to get that one break or find that one opportunity that gets the ball rolling ever so slightly so that I may keep it rolling across the finish line.  I am in great financial standing with all other aspects of my life and would welcome any further questions regarding my finances, background, or future endeavors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$301.40

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1996	Debt/Income ratio:	18%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	9y 10m
Amount delinquent:	$1,101	Revolving credit balance:	$4,118	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benefit-ballet	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards/buy car
Purpose of loan: Consolidate Credit Cards
This loan will be used to? pay off all my high interest credit cardstthat I had to use to help my wife pay some emergency expenses that come without us expecting them... Also if there is any money left I want to purchase a cheap car since I have had my old car for 5 years now, the paint on it is scrabbing off which is ok with me but it is having some transmision problems along with brake problems which would be cheaper to purchase another cheap car than to fix it...I

My financial situation:  I am a good candidate becasue I have a stable job, I have been in the same company for 9 Years will be 10 in September... I am the kind of person that likes to be stable and not hopping around. I always pay my bills ontime even if that means not having any money left for anything. My wife is also a stable person she has been with the same company for 8 years now (actually we work in the same company) we are very responsible payees. We have a child with down syndrome that makes us want to be responsible people. Please help us get this loan so we can be debt free along with having a better car to provide transportation to our child...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$125.66

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1993	Debt/Income ratio:	9%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,912	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dinero-fiesta	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying some furnishings and things
Purpose of loan:
This loan will be used to purchase some furnishings and other personal items.

My financial situation:
I am a good candidate for this loan because I have a very good credit history. I have very stable employment and I have the means to easily make the monthly payments for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1992	Debt/Income ratio:	7%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	1y 1m
Amount delinquent:	$3,464	Revolving credit balance:	$0	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	dookster	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$3,754.59	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Cash flow for business
Purpose of loan:
This loan will be used to cash flow for small business

My financial situation:
I am a good candidate for this loan because I have a prosper loan and have never been late .

Monthly net income: $ 3200

Monthly expenses: $
  Housing: $ 1,109.00
  Insurance: $ 72 per month
  Car expenses: $ 222 per month
  Utilities: $ 118 per month
  Phone, cable, internet: $ 120 per month
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 352 per month for student loan and prosper loan
  Other expenses: $ 240 per month for time share
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.81%	Starting monthly payment:	$36.68

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	23y 4m
Amount delinquent:	$0	Revolving credit balance:	$25,340	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bath5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Boost my ad campaign
Purpose of loan:
This loan will be used to?
Improve my business presence in the local community
My financial situation:
I am a good candidate for this loan because?
I value my integrity and work hard to pay my debts! Some health issues have set me back financially, as well as a 20% slowdown in business. Previously, I couldn't handle the amount of requests for my services; for the past year, things have steadily slowed to the point that I need to increase my advertising budget. .

Monthly net income: $
7,600

Monthly expenses: $
  Housing: $ 3300
  Insurance: $ 275
  Car expenses: $ 285
  Utilities: $ 150
  Phone, cable, internet: $ 225
  Food, entertainment: $ 400
  Clothing, household expenses $ 175
  Credit cards and other loans: $ 350
  Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.67%	Starting monthly payment:	$34.67

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	17%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thewhistler77	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008)
Principal balance:	$602.36	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Start small business opportunity
Purpose of loan:
This loan will be used to? start a small business of my own, which will incorporate mailings and net-marketing

My financial situation:
I am a good candidate for this loan because? I am employed steadily, have minimal personal expenses and good credit

Monthly net income: $1800

Monthly expenses: $
  Housing: $ 650 (rent)
  Insurance: $ 0 uninsured at present
  Car expenses: $ 200 (gas plus insurance-insurance paid through June)
  Utilities: $0 (included)
  Phone, cable, internet: $ 50 (buy cell minutes-no plan/cable included in rent/use public PC)
  Food, entertainment: $ 50 (live alone and go out infrequently)
  Clothing, household expenses $ 25 (tops-rarely home)
  Credit cards and other loans: $ 90 (car loan-almost paid in full)
  Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	32.97%	Starting borrower rate/APR:	33.97% / 36.41%	Starting monthly payment:	$223.28

Auction yield range:	14.27% - 32.97%	Estimated loss impact:	15.52%
Lender servicing fee:	1.00%	Estimated return:	17.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1997	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,409	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	steven03	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jan-2008) 600-620 (Nov-2007) 600-620 (Oct-2007) 600-620 (Aug-2007)
Principal balance:	$1,743.71	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
consolidate credit cards
Purpose of loan:
Consolidate credit cards
My financial situation:
I pay too much interest, I always pay my bills on time, and Im current with all my payments
Monthly net income: $
3436

Monthly expenses: $
  Housing: $ 800
  Insurance: $ 54
  Car expenses: $691
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	28%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	31	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,194	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	parmotinc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2008) 740-760 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Looking to grow business.
Purpose of loan:
The purpose of the loan is to buy more inventory for my business.  I am a full time Police Officer for the last 13 years.  Instead of working off duty I started a small business on the side.   I buy and sell cars of particular interest.  It is only part time at the moment, but will be full time when I retire from the Police Department in 7 years.  I have currently been in business for the last 5 years.  My background before joining the Police Department was at a World Challenge Corvette Race team.  I am able to identify and work on special interest vehicles.  I average around $35000/yr from my business and it is still only part time.    I have already recieved one Prosper loan and paid it off on time and without any problems.

My financial situation:
I am a good candidate for this loan because? I am trustworhy and honest.  My wife is a Physical Therapist and I'm a Police Officer so we both have job security.  Our house will be paid for in 7 years from a 15 year loan.  You can trust me that you will not make a mistake.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$201.91

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1999	Debt/Income ratio:	62%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,519	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brokestudent	Borrower's state:	Oregon	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007) 700-720 (Feb-2007)
Principal balance:	$3,569.08	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Prosper Helped Me Graduate On Time!
Thank You Prosper Lenders!  Without you I wouldn't have had the financial means to complete my Bachelor of Arts Degree.  It was nice to know that there are people out there that will give someone a break.  I hated taking out federal loans because I would be paying on them for the next 10 years, so I found Prosper.  So why am I back asking for another loan?  Here is my story:

After finishing up at the university last year I decided to embark on financial freedom from debt.   I have been moderately successful.  I took on extra jobs and volunteered to go on a 5 month military deployment earlier this year.   Just having returned from this deployment a couple of weeks ago, I am still working away at this debt.  While I was away, I continued to pay off  private loans including my original Prosper loan-Early.

Not a bad start.  However, as I whittled away at my debt I realized in this economy that my interest rates where increasing.  My only option at this point is to consolidate.  In addition, I have decided to return to school part time to pursue a Master's Degree in Education.  Loan break up 1/3-School, 2/3 Debt Consolidation

I currently make $1650-$1900 per month.
I hold a full-time job and I am in the Air Force Reserves.
I also have a small part-position at the university.  This position is only a couple of hours a week.

I have included my budget:
Rent:  $400
Groceries  $100.00
Utilities  $100.00
Car Insurance $ 82.00
Car Payment $287.00
Credit Cards  $280.00
Prosper Loan $237.00
                             Total: $1486.00

* I placed everything on the higher end.  Anything extra goes to my savings account or to make extra payments.

My DTI is high due to school loans through financial aid and any additional debt is due to charging school to the credit card, and the car loan. I have never had late payments and try to make extra payments when I can. I hate being in debt, and plan to get out as quick as possible.   Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2007	Debt/Income ratio:	117%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	contract-chooser	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? payoff my few credit card bills. I have used my credit cards to improve my home and now I will need to borrow some money to payoff. I been working with Walgreens since 3 years and I am a pharmacy tech.

My financial situation:
I am a good candidate for this loan because?
I have a good credit history and I have also never been a late payment. I have been paying my bills on time. I am a good candidate because I been on the same job since 3 years with a well knows company.
Monthly net income: $
25,000
Monthly expenses: $
  Housing: $ 450
  Insurance: $ 97
  Car expenses: $ 99
  Utilities: $ 56
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1998	Debt/Income ratio:	92%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	5y 2m
Amount delinquent:	$450	Revolving credit balance:	$1,506	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orthotech1	Borrower's state:	Michigan	Borrower's group:	Family and Friends of the Military
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	520-540 (Jan-2008) 600-620 (Nov-2007) 600-620 (Jan-2007)
Principal balance:	$413.79	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Pay off truck with lower pymts.
I am retired military who has just underwent another Brain surgery at the University of Michigan Hospital on 4 June, 2009. I have recently went back to work, but I want to try and make things easier by paying off my truck with a loan through Prosper. This allows me to pay a lower amount and keep things up to date. I have a retirement of $1300.00 per month, plus I get paid Bi-monthly  the amount of $350.00 each time at a part-time job. Any help I can get would be greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1985	Debt/Income ratio:	26%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$113,775	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benefit-sleuth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper_Loan
Purpose of loan:
This loan will be used to consolidate personal debts and to assist my son pay for some of his college expenses.  He has earned a full scholarship for his tuition.  This loan will help defray the additional university costs (room, meals, books, etc.)

My financial situation:
I am a good candidate for this loan because I am employed full time and am receiving a full miltary retirement for the rest of my life.  I am a single parent with two kids (ages 15 and 18).  I have never defaulted on any debt and expect regular pay raises for many years to come.  Recent unforseen circumstances beyond my control have affected my ability to make some timely payments and I desire to consolidate high-interest credit card balances.

Monthly gross income: $ 11,089.25

Monthly expenses: $
  Housing: $ 2400
  Insurance: $ 400
  Car expenses: $ 700
  Utilities: $ 250
  Phone, cable, internet: $ 280
  Food, entertainment: $ 350
  Clothing, household expenses $ 125
  Credit cards and other loans: $ 1200

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1987	Debt/Income ratio:	21%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,829	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	137%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-commerce-fort	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for RE business
Purpose of loan:
This loan will be used to enable me to travel to meet with prospective buyers and investors. It will also enable me to attend certain marketing events

My financial situation:
I am a good candidate for this loan because I intend to continue working in my full time position until such time as this will support me full time. I have already established contracts with developers in 5 countries with nearly $100 million in my portfolio and am currently engaged in the sales process on a $2.4 million opportunity.

Monthly net income: $ 5,700

Monthly expenses: $ 4050
  Housing: $ 2500
  Insurance: $ 300
  Car expenses: $275
  Utilities: $ 200
  Phone, cable, internet: $200
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 75
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1993	Debt/Income ratio:	43%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$6,885	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	reward-hero	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting myself off credit card debt
Purpose of loan:
Consolidate my credit card debt.

My financial situation:
I am a good candidate for this loan because?

I have a steady job with the option to take more work as I need to. I want to finish paying off the high levels of credit card debt my ex-husband left me with. I've made a lot of progress, but my credit cards keep upping my interest rates even when I'm paying on time, so I'm not making much progress with them. I want to finally finish paying them off, to leave all this debt behind me once and for all. Thank you so much for considering me!

Monthly net income: $ 2458.00

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 150.00
  Car expenses: $ 0
  Utilities: $ 300.00
  Phone, cable, internet: $ 300.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 150.00
  Credit cards and other loans: $ 850.00
  Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$208.79

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1976	Debt/Income ratio:	35%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,256	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Zuzu	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 90% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 10% )	700-720 (Apr-2009) 720-740 (Sep-2008) 700-720 (Dec-2007) 700-720 (Nov-2007)
Principal balance:	$2,246.53	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Paying off a line of credit
Purpose of loan:
Looking to pay off the remaining balance on my credit cards.  I will be paying off all but one card and closing all but 2 cards  As you can see from my other prosper loan, I've made every payment on time since I got it in September 2008.

My financial situation:
I work as a Compliance Specialist at the 3rd largest bank in Hawaii, however I have been employed in the financial industry for 7 years.  I work in compliance, something that the banks need more now than ever, it is a very stable position (unlike the mortgage lending areas).  Being on an island doesn't require a car so I have no car payments or insurance.  I'm also in the process of finding a part time job to hopefully pay off everything sooner.  I'm not sure why, but prosper says my credit score is much lower than it should be.  I just pulled my credit score from Experian on 7/21 and it was 738.

Aprox Monthly net income: $ 1900.00

Monthly expenses: $ 1195.00
  Housing: $ 500
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 50
  Phone, cable, internet: $ 50
  Food, entertainment: $ 100
  Credit cards and other loans: $ 495
         $50 - Discover @0% so no need to consolidate this loan
         $150 - Personal Loan
         $95 - Prosper Loan
         $200 - Line of Credit

On a side note, it states my first trade line is 1976.  That isn't really true due to I'm on one of my parents cards.  My actual first trade line is 2000.
As you can see I have enough money to pay my loan. And my credit history speaks for itself.  I have been a lender since August 2006 and a borrower since September 2008.  Thanks for helping me finally pay off all my high interest credit card debt.
Thanks for looking and bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$413.64

Auction yield range:	11.27% - 27.00%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1999	Debt/Income ratio:	25%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,894	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	naya50	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 660-680 (Dec-2007) 660-680 (Nov-2007)
Principal balance:	$2,614.88	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Staying ahead of the credit crunch
Purpose of loan:
Thank you Prosper for financing my first loan in 2007. I was able to pay off one of my credit cards and had a simple but beautiful wedding.  This 2nd loan will be used to consolidate all of my credit card debit at a better fixed interest rate. Thank you

My financial situation:

I am a good candidate for this loan because I have a good history of paying back my loans/ credit etc.  As my credit history shows I am never delinquent . I have a very good job in healthcare with a good forecast of job security. Based on my present income, I am financial able to pay this loan back with out difficulty.

Monthly net income: $ 5000.00

Monthly expenses: $ 4575
Housing: $ 500
Insurance: $ 375
Car expenses: $ 350
Utilities: $ 100
Phone, cable, internet: $ 100
Food, entertainment: $ 300
Clothing, household expenses $ 350
Credit cards and other loans: $ 1500
Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$290.30

Auction yield range:	14.27% - 17.27%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1998	Debt/Income ratio:	29%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,458	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invest2008	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 620-640 (Sep-2008) 640-660 (Nov-2007)
Principal balance:	$6,043.95	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Highly reliable debtor
Seriously lenders, a fully employed MBA getting a CFA(2nd masters), with no late payments for the past 3 years and no defaults on any debts EVER is not high risk. You are getting an 18% return from a very low risk borrower. My credit report erroneously shows late payments to Citicorp over the past few months. This is due to faults with their record keeping database and they are making me jump through hoops to get this resolved. I have had to submit copies of the checks that they cashed over the past 8 months proving the fault to be theirs. My credit score prior to their messing with my score, was around 690 just a few months ago.  I'm clearly not high risk given my credit history. I finished graduate school and am working as a consultant at Toyota National Headquarters now and will probably be finding a better position as soon as I get my CFA Level 2 results next month. I'd also like to purchase a home soon, so I need to take good care of my credit.
Monthly net income:  $ 2800(after tax)
Monthly expenses:    Housing: $ 300  Insurance: $ 70  Car expenses: $ 200  Utilities: $ 50  Phone, cable, internet: $ 50  Food, entertainment: $ 300   Credit cards and other loans: $ 800Free cash flow: $1030

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$79.70

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2003	Debt/Income ratio:	20%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,234	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	awesome-transaction	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get needed work done with repairs
Purpose of loan:
This loan will be used to? Help me with much needed repairs on my jeep the ony transportation I have right now for work, and maybe to try and resell it.

My financial situation:
I am a good candidate for this loan because? I will pay the loan back quickly in no time I am expecting a check in the mail to help pay for some of the loan just need the loan fast because the problem could get worse and cost more money to repair.

Monthly net income: $ I get paided bi-weekly and every paycheck is a steady $900 dollars every two weeks.

Monthly expenses: $
  Housing: $ My rent is $450 a month with al my utilities included
  Insurance: $ My insurance is $79 dollars a month
  Car expenses: $ My reason for the loan, but besides gas I pay around $120 a month for gas
  Utilities: $ Included with rent
  Phone, cable, internet: $ I pay 25dollars for the internet I use and thats because Im enrolled in college
  Food, entertainment: $ Around $200 dollars amonth for food depends on the sales. Really dont go out to busy with work and school
  Clothing, household expenses $ About $40 to $60 dollars and thats about every other month.
  Credit cards and other loans: $ One other credit card and the bill is about $150 a month and one other loan about $160 a month very low loan not a big one
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$67.76

Auction yield range:	4.27% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2004	Debt/Income ratio:	13%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,041	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	krushen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008) 680-700 (Jan-2008) 680-700 (Nov-2007)
Principal balance:	$2,179.54	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Refinance loan
Purpose of loan:
I will be using this money to pay off the rest of my credit card debt. I initially was going to use the money to refinance my current prosper loan but I have just been notified that my interest rate on the balance of this credit card is going up astronomically next month in order to "maintain profitability". Thanks Chase!

My financial situation:
I am a good candidate for this loan because I have paid off most of my debt and my credit speaks for itself. I have drastically improved my credit score from my last score. I have paid off a lot of debt in a timely manner and have no plans of going back down or missing any payments. I currently have a prosper loan and have been making payments on time and usually more than the minimum. I appreciate the support of the Prosper community.

Monthly net income: $ 2300

Monthly expenses: $ 1130
  Housing: $ 550
  Insurance: $
  Car expenses: $ 60
  Utilities: $ 80
  Phone, cable, internet: $ 110
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 130
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$157.84

Auction yield range:	4.27% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	17%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	44	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,491	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-reliable-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to? payoff debts

My financial situation:
I am a good candidate for this loan because? I make my payments on time.

Monthly net income: $ 4400

Monthly expenses: $
  Housing: $ 700
  Insurance: $ 150
  Car expenses: $ 200
  Utilities: $ 100
  Phone, cable, internet: $ 75
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$179.32

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2000	Debt/Income ratio:	33%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$16,904	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	restless-hope	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for College Semester
Purpose of loan:
This loan will be used to help purchase new inventory for the fall semester. Located next to a large university, our store was always having students stopping through and some of them buying clothing. We have been open since November 2008 as a small clothing boutique started by a student and funded by myself. With the slow summer season and limited students taking classes, plans didn't go as well and we are looking for a pick-me-up.

My financial situation:
This is a good investment for anyone looking to help an entrepreneur and a small business. Our first few months of business, November-May, proved that we had a great location, we have the clientele, and we know what type of merchandise our customers like to purchase. We have money left over for loan payments.
Monthly net income: $ 2100
Monthly expenses: $ 1210
  Rent: $ 750
  Insurance: $ 80
  Electric: $ 100
  Internet: $ 30
  Other expenses $ 150
  Credit card Processing: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$533.49

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	27%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,016	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Beth9502	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest rate credit cards

My financial situation:
I am a good candidate for this loan because I am a hard working RN that wants to pay off my high interest credit cards. I recently obtained a 2nd job as a agency RN increasing my salary.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2007	Debt/Income ratio:	46%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,612	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mD2be	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$1,507.38	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Medical Residency Training
I currently have a loan that is approximately 17 months old. This loan was used for me to able to take all of the United States Medical Licensure Examinations. Thankfully, that is over and done with, and with success! At the same time, I have stayed at my current job, and have been able to make payments on time. But now comes the hard part. I have to start applying for residency training this September, and that entails flying all around the country, trying to find a hospital that will both need me, and at the same time, fulfill my career aspirations. That is where this loan comes in. The money for this loan would be used to pay off my current loan (which has about $1,900 left), and pay for the application to multiple hospitals, along with flight travel and hotel stays. The average applicant usually has to fly to about 10 different hospitals around the country. About my credit rating being HR, I truly do not understand that. My credit score has gone up since the last time I applied for a loan. I have been able to obtain credit cards with relatively high credit limits, because of the fact that my score has improved. I have credit cards because I needed them to pay for classes related to studying for the licensure exams. I also needed them to pay for US Clinical Experience, and that was the most expensive of all. It was $6,000, but worth it, because it increases my chances of getting into a good residency program. I understand that seeing "HR" will put off a lot of people, but I hope that you will see my unique situation, and see past the "HR".

My financial situation:
I am a good candidate for this loan because I continue to pay my bills on time, I have currently paid off my highest credit card bill ($6,000), I have never been delinquent, and my current Prosper loan is in good standing. I also receive extra money, which is not reflected in my yearly salary, because of the truly wonderful people around me who are willing to help me achieve my dream (i.e., significant other). This extra money is helpful for paying for unexpected expenses.

Monthly expenses: $ 975
  Housing: $ 125 (I rent a space with my relatives, that's why it's so cheap)
  Insurance: $ 50
  Car expenses: $ 0 (I drive a paid-off car)
  Utilities: $ 0 (it's included in my rent -- good deal!)
  Phone, cable, internet: $ 150
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 400
  Other expenses: $ 50

Please help me finally fulfill my dream of becoming a Radiologist Oncologist.

All of your help is GREATLY APPRECIATED! I will NOT let you down! And when I finally make it, I will have all of you on Prosper to thank!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$94.24

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1995	Debt/Income ratio:	29%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,255	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lighthsnut	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	760-780 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$16,800.26	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
down payment on land
Purpose of loan:
This loan will be used to put a down payment on a piece of ground.  I have found a plot of ground (1 & 1/4 acres) to build on.

My financial situation:
I am a good candidate for this loan because I have steady employment in health information management. I have been steadily employed since 1985 and we have lived at the same address for 11 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.81%	Starting monthly payment:	$36.68

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	18	Length of status:	5y 5m
Amount delinquent:	$376	Revolving credit balance:	$1,016	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$1-$24,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Wlw123	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	3 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2008) 640-660 (Jun-2008) 620-640 (Mar-2008) 620-640 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$164.69

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1999	Debt/Income ratio:	26%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,028	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	successful-peace	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Honeymoon and House Improvments
Purpose of loan:
This loan will be used to pay off the final chunk of our Honeymoon debt. We were able to fund most of the trip our selves and have already paid that off. Now we have some additional spending left to pay off.

My financial situation:
I am a good candidate for this loan because I have always been good with money. My credit score is a 725+. I pay off loans as quickly as possible. I have a very solid footing in my career and own my own home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$289.55

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1992	Debt/Income ratio:	37%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	2y 6m
Amount delinquent:	$1,287	Revolving credit balance:	$14,222	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	JaxGM	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008) 560-580 (Oct-2006)
Principal balance:	$2,355.29	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt consolidation / Wedding
The purpose of this loan is to consolidate some debt and to help cover some wedding / honeymoon expenses. We are planning a simple beach wedding (October) and a cruise for the honeymoon. We have both been married before and have been putting our lives back together after our divorces. I already have a loan on Prosper that I have never missed a payment on and part of this new loan would go to pay the first loan off. My fianc? has three children from her first marriage so we have a full house already; we are responsible with our money and live very modestly. We just refinanced the mortgage from a 7% to a 5%, but because of the real estate market we were not able to access any equity, but we were able to lower the monthly payment by $150+. We both have good secure jobs and will have no problem paying this loan back.

Monthly Take Home: $5,000
Mortgage and Taxes $848
Car Payments $700
Insurance $150
Utilities $400
Student loan $95
Credit Cards and loans $633

That leaves $2000 a month for gas, groceries, savings, doctors, etc. We have used most of our savings to date to pay off debt and fix up the house, so even though we have $2000 a month after expenses, we want to make sure we have some cash reserve to cover expenses between now and the wedding. Biggest thing affecting my credit is a repossession from my ex-wife, that I ended up paying off but the damage was done (credit score). Thank you for your consideration and feel free to ask if you have any questions
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1983	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	60	Length of status:	7y 5m
Amount delinquent:	$439	Revolving credit balance:	$1,804	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	40	Homeownership:	No
Inquiries last 6m:	0
Screen name:	moola-rose9	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving, paying off credit cards
Purpose of loan:
This loan will be used to payoff high-interest credit cards, rent-to-own-furniture and moving expenses and legal expenses to take my ex back for  past due child support.  I recently went through a devastating 2nd divorce that left me bankrupt and starting completely over.  I moved 60 miles from my home and job to remarry.  After 7 years of trying to make it work I had to walk away from my home and let everything go in order to start a better life for myself and my daughter.  Although I work for a financial institution they were not able to help me because I had to file bankruptcy.  Fortunately because of my work ethic I was able to keep my job, however, I had to start all over.  During this time the recession hit, gas prices increased and my ex husband stopped paying child support.  I incurred debt after making myself a promise to not get in that situation again but due to circumstances beyond my control I had no choice.

My financial situation:
I am a good candidate for this loan because prior to my last marriage I had perfect credit, took care of my responsbilities.  This will help me get back on my feet and move back to my hometown, closer to my job lowering my monthly expenses.

Monthly net income: $ 2368.00

Monthly expenses: $
  Housing: $ 900.00
  Insurance: $ 84.00
  Car expenses: $ 550.00
  Utilities: $ 250.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 125.00
  Credit cards and other loans: $ 600.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$298.16

Auction yield range:	17.27% - 23.99%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1988	Debt/Income ratio:	42%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 2m
Amount delinquent:	$3,169	Revolving credit balance:	$1,424	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	AlmostDebtFree	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,862.99	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Orthodontics and final CC Payoff
Purpose of loan:
This loan will be used for orthodontics for two of my daughters as well as pay off a final credit card.

My financial situation:
I am a good candidate for this loan because I am already paying more than this loan would be monthly.  I currently have another Prosper Loan that I have paid on time every month since July of 2008.  Monthly net income: $ 3200.  This is my income only.  It does not include my husbands income of $4600.

Monthly expenses: $
  Housing: $ 835, which my husband pays out of his check.
  Insurance: $ 65
  Car expenses: $ 239
  Utilities: $ 130
  Phone, cable, internet: $ 145
  Food, entertainment: $ 400 for a family of 5
  Clothing, household expenses $ 75
  Credit cards and other loans: $ 400, which will be paid off with the loan.
  Orthodontia Monthly:  $340
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$260.98

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1976	Debt/Income ratio:	128%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	23y 11m
Amount delinquent:	$0	Revolving credit balance:	$27,198	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	melodious-return	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?Pay off my credit cards.

My financial situation:
I am a good candidate for this loan because? I Pay my cards on time it's just the interest rates are high.

Monthly net income: $ 988.00

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	33.20%	Starting borrower rate/APR:	34.20% / 37.62%	Starting monthly payment:	$53.74

Auction yield range:	14.27% - 33.20%	Estimated loss impact:	16.23%
Lender servicing fee:	1.00%	Estimated return:	16.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1985	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,585	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MAP	Borrower's state:	Nebraska	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,200.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 640-660 (Feb-2008) 660-680 (Aug-2006) 620-640 (Jul-2006)
Principal balance:	$1,781.91	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
Returning to Prosper
Purpose of loan:
This loan will be used to pay for continuing education classes.

My financial situation:
I am a good candidate for this loan because I have paid off one Prosper loan and have never been late.

Monthly net income: $ 2.700

Monthly expenses: $
  Housing: $ 555
  Insurance: $ 120
  Car expenses: $ 20
  Utilities: $ 250
  Phone, cable, internet: $ 50
  Food, entertainment: $ 50
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 250
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$613.75

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	15%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	13y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,581	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hope-glider	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards balances that I incurred while moving out of my ex-wives house and into the house I bought last year.  I had to replace all items that I left behind.

My financial situation:
I am a good candidate for this loan because not only is my credit rating excellent, but in this economy my job is guarenteed.  I work for the Federal Government and am in a position of career permanent.  It is also an agency that governs just debts, which ensures all my debts must be paid, otherwise disciplinary action will be undertaken.  This will be used for debt consolidation - resulting in lower monthly payments, resulting in a larger amount of fluid assets.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.97%	Starting borrower rate/APR:	14.97% / 17.14%	Starting monthly payment:	$138.60

Auction yield range:	6.27% - 13.97%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1999	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	25 / 25	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,599	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	stable-return	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Don't want to fall behind on rent
Purpose of loan:
This loan will be used to... pay the last two months of rent at our current place, our student loans until deferment kicks in, and our dogs' vet bills.  We currently live in an appartment but are trying to find a place with a small yard for our dogs to run.  We would need to finish our current rent payments through the end of August and also supply a security-deposit to the next landlord.  We just had to put a new engine in my husband's car, so that was an unexpected loss of money, and our deferments should begin within the next two-four weeks.  Our dogs are healthy, but we need to purchase another batch of Frontline for both of them, some joint medication for our older dog, and update our puppy on her shots.

My financial situation:
I am a good candidate for this loan because? we take our credit very seriously and have such a great appreciation for those who help.  Neither my husband nor I have ever defaulted on a loan and always find a way to pay our monthly bills.  We've been married for almost a year now and want to get our credit as high as possible for when we decide to purchase a house.  As certified teachers struggling for full-time jobs we will both be working steadily in the fall, whether as substitutes or (fingers crossed) as contracted teachers.  I have a few very good leads to jobs as a special educator, but he may have to substitute a little longer for he hopes to be a high school history teacher.  Even as substitutes last year, we were making enough money to pay everything and put some into savings.  The summer, however, has proved to be difficult with me not working and mentoring a student of mine.  Hopefully, these next few months will be the finale to our financial struggles for the time being.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$334.15

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	33%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$21,968	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	entertaining-responsibility	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the Credit Cards
Purpose of loan:
This loan will be used to pay off credit card debt. I have been trying for a few years to get all of my credit cards paid off through debt consolidation companies, but because I have never missed a payment, I don't qualify. This is so frustrating because I just want to get my affairs in order and pay off existing debt. I feel like I am being punished because I have been paying my payments on time. I currently have a consolidation loan but I am paying way too much in interest and the term is 9 years. I would really like to have this behind me before then. I don't want this hanging over my head for so long. I would use this loan to pay off the current high interest loan. I made some bad decisions in college and I don't want them to haunt me anymore. I just need a little help.

My financial situation:
I am a good candidate for this loan because I am very responsible in making payments. As said before, in all the years, I have never missed a payment and have always kept my accounts up to date. I am very good at budgeting with what I have every month. I own a home, car, etc. I am trying to get my life in order and really want to pay off those credit cards. I feel like I keep getting behind because the interest on unsecured loans is so high and I cannot seem to pay against the principal. Plus, the economy is not at its best, so that is not helping my situation as far as banks lending money. I am anxious to pay off my debt and would appreciate your consideration. Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$91.70

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1985	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,863	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sdjagf	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$1,941.30	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
computer equipment/website business
Purpose of loan:
This loan will be used to? We would like to upgrade our previously purchased computer, add software and if funds allow purchase a laptop.

I am a good candidate for this loan because? To start, I withdrew my previous listing with the hopes that a lesser amount would have a better chance of approval.
I would like to thank all those who did bid, I appreciate the confidence and trust in my family, and hope you will bid again.
My son has a small word of mouth website building business and is researching another project, if we could either upgrade memory and software or purchase new, it would be a great help.
We have worked very hard to maintain our credit with of course hopes of improvement.  I have paid my payments on my previously loan on time every month.  I guess all I can really say is that all of us get up every day and got to work, we take pride, in a job well done, and in all aspects of our lives.

Monthly net income: $ 4906.00
Monthly expenses: $
Housing: $ 1250.00
  Insurance: $ 220.00
  Car expenses: $ 400.00
  Utilities: $ 250.00
  Phone, cable, internet: $ 225.00
  Food, entertainment: $ 900.00
  Clothing, household expenses $ 75.00
  Credit cards and other loans: $ 650.00
  Other expenses: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.53%	Starting monthly payment:	$55.02

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1983	Debt/Income ratio:	12%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$562	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MidasGoal	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Attend Class
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I am requesting the loan to pay the travel expenses related to attedning a course directly related to my curent job.  I have to pay first then file for reimbursement.     I need the money by July 30th to confirm for the course.  Course is in late August so I hope to be reimburesed within 90 days after I complete the course.  I will make the monthly payments whether I have been reimburded or not.

Monthly net income: $ 5,500 per month that included current job, military retirement and VA disability

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,743	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	a_touchof_class	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,050.00	< mo. late:	0 ( 0% )	600-620 (Oct-2006)
Principal balance:	$354.66	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
"paying for college"
I have stability.  I have worked for the same company and lived in the same apartment for over 5 years.  Although I've had issues before, i am making steps in the right direction.  I am attending the school to obtain my degree in Nursing.  Once I complete my degree I plan to be a traveling nurse.  I maintain a 3.5 GPA while taking full time courses and maintaining a full time job as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$593.74

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	44	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$39,940	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sensible-benefit	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grand old lady needs a facelift
Purpose of loan:
This loan will be used to? replace the front porch on our home.  The years and the rains have finally taken their toll and unfortunately, repairs are not enough.  Entire porch will be removed and a new, smaller porch will be rebuilt in its place.

My financial situation:
I am a good candidate for this loan because?I have a solid, diversified credit history that includes mortgages, car loans and revolving credit.  Our credit cards have small or no balances and our only current major obligations are the first and second mortgages and two autos, which combined equal less than 30% of our monthly household income.  Our household income includes hubby's salary in addition to my income as an independent contractor.  Please note:  credit profile shows a high revolving debt balance which consists of a HELOC (second mortgage), not charge cards!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$404.31

Auction yield range:	3.27% - 15.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	13.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	15%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,145	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	godoloju	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest CC
Debt consolidation & paying off high interest credit cards.

Introduction rate expired on my CC and I would like to pay it off due to the ridiculous high interest rate. Current credit markets have made it more difficult to bounce from intro to intro so I'm just going to pay off some debt!

I've been a lender on Prosper for many years, this is my first time being a borrower!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$689.47

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1979	Debt/Income ratio:	>1000%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$25,290	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Cupcakeindy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	740-760 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	760-780 (Jan-2008) 760-780 (Jun-2007)
Principal balance:	$3,093.36	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
One Payment Needed
Purpose of loan:
I was layoff from job in November, after 9 years with the same company.  I stated a new job in December making alot less money the before.  My husband has retired and the decresed income will be a problem now.   I have a loan with Prosper that was used to help my son.  I had cosign on his home and after his wife left without paying the bills, the loan was use to pay off the cash advance.  I would like to get another loan to consolidated this loan with some others into one payment at a lower intested rate. Monthy income when from $1800.00 to about $1400.00

My financial situation:
(explain why you are a good candidate for paying back this loan) I go to work everyday, pay me bills on time.

Monthly net income: $ 1400.00

Monthly expenses: $
  Housing: $
  Insurance: $ 31.98
  Car expenses: $ 302.00
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $ 200.00
  Clothing, household expenses $
  Credit cards and other loans: $ 800.00
  Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$87.89

Auction yield range:	17.27% - 31.70%	Estimated loss impact:	19.86%
Lender servicing fee:	1.00%	Estimated return:	11.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2000	Debt/Income ratio:	13%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	9y 7m
Amount delinquent:	$1,010	Revolving credit balance:	$399	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wise-robust-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I pay my bills on time, Im trying to up my credit score
Monthly net income: $
3200.00
Monthly expenses: $
  Housing: $ 400.00
  Insurance: $
  Car expenses: $ 339.00
  Utilities: $ 70.00
  Phone, cable, internet: $ 55.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $
  Credit cards and other loans: $ 100.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$201.91

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$29,218	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	msu50000	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards/small loans
Purpose of loan:
This loan will be used to?
Pay down my existing small credit cards with abnormally high interest rates. By doing this it will free up more monthly income to continue to pay down a larger card faster. The larger card is at a low interest rate.
My financial situation:
I am a good candidate for this loan because I have never been late on a payment to any creditor. I take my responsibility to repay debts and my credit standing seriously. I currently work for State Farm which provides a steady stream of growing income as I build my client base. Thanks for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$129.07

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2002	Debt/Income ratio:	16%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,718	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	return-orbiter	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate debt at a lower interest rate than credit cards can provide.

My financial situation:
I am a good candidate for this loan because I have a stable job with good prospects of advancement and higher wages with-in the next year.

Monthly net income: $ 1710

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 60
  Car expenses: $ 200 (gas)
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 100 (cell phone)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$653.18

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1976	Debt/Income ratio:	103%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,768	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-hope-surgeon	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off my credit cards

My financial situation:
I am a good candidate for this loan because? I am not behind on my payments but with the cost of living going up and interest rates being high my principal doesnt seem to go down as fast.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	51%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$31,223	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	capital-accruer169	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
This loan will be used to pay off my existing credit card balances in order for me to improve my credit score to allow me to refinance my investment properties and obtain lower current market interest rates.  The revolving balances on my credit cards are taking a hit on my credit rating, even though I have never missed a payment and have many open lines of credit with a perfect payment history dating back to 1998.  An installment loan for the amount requested above will move the revolving amount off of my credit, therefore improving my credit rating.

My financial situation:
I am an excellent candidate for this loan because I have very sufficient income to cover all of my expenses and I have never been late on any payments.  In addition to my full-time job, I manage my portfolio of five investment properties that hold a net equity position of $165,000 and produce net monthly cash flow of $2,950.  I have about $10,000 in my 401(K) and have about $15,000 between my checking and savings accounts.  I also have intentions of paying this loan off much sooner than the standard term of three years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	16%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$53,647	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	3Beagles	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to consolidate credit card debit.

My financial situation:
I am a good candidate for this loan because I have a good income and payment track record.  I am just trying to payoff some of the wedding and new baby debt that has been accumulated over the past year

Monthly net income: $ 7400

Monthly expenses: $ 4500
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$125.66

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1997	Debt/Income ratio:	26%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$149	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	adw74	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	780-800 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$9,894.76	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off back taxes
Purpose of loan:
To pay in full my 2008 property taxes, and some of the 2009 taxes

My financial situation:
I'm doing better than ever (thanks to my first prosper loan that paid off a ton of credit card debt!) But I've been behind on my property taxes since I got the house - I wasn't aware of how high they were at the time (I believe the previous owner was a senior, so they were locked down for her - but not me!) By the time I get enough to together to pay by back taxes for the previous year, I'm already well into the next year (and behind on those!) So I'd like to pay off my back taxes with a Prosper loan that I can pay off over three years (if not sooner) and then be able to get caught up on the current year's taxes.

I've never missed a payment on my first Prosper loan, and since then I've paid off my other credit card loans, so I'll have no problem making payments on this loan.

Monthly net income: $3200 (plus $500-$1,500 from "nights and weekends" work)

Monthly expenses: $ 2800
  Housing: $ 770
  Insurance: $200 (car and house)
  Car expenses: $ 330
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 600 (incl. gas, food at work, etc)
  Clothing, household expenses $ neg.
  Credit cards and other loans: $ 500 (min. payments)
  Other expenses: $ 200 (back income taxes installment, min. payment)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$132.05

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1995	Debt/Income ratio:	23%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,764	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sturdy-trade	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye Citi!
I want to consolidate 2 Citi cards so that I can close them out.  The cards had interest rates of 4.9% and 5.9% and then were upped to 14.9% this passed January for no apparent reason.  If I can get this loan, Citi will no longer receive any of my business in the future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$553.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1994	Debt/Income ratio:	21%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$33,415	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	internetarchitect	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2009) 700-720 (Apr-2008)
Principal balance:	$10,154.19	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Consolidating other debts
Purpose of loan:
This loan will be used to consolidate my outstanding debt.

My financial situation:
I am a good candidate for this loan because I have enough income now to pay down my debt.  I am looking for a lower interest rate and one payment so I can eliminate my credit card debt on a shorter timeline.

Monthly net income: $ 11,000

Monthly expenses: $ 6900
  Housing: $ 4600
  Insurance: $ 100
  Car expenses: $ 0
  Utilities: $ 400
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1200
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-2001	Debt/Income ratio:	24%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,066	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	blooming-peace	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement/Credit Card
Purpose of loan:
My wife and I really need this loan in order to install granite and aluminum fencing in our new home. We already received a quote and it will cost $3,000 for both. The remaining $2,000 will be used to pay down my wife's credit card (from $2,500 to $500). We are both smart, well-educated people (graduated from the University of Florida with our Masters degree) and are teachers. Between bills, mortgage, and student loan payments, I just don't have the money to do these other things. A loan for $5,000 will help out TREMENDOUSLY!!!! Thank you in advance! :)

Monthly net income: $ 6,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	unforgettable-loan	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a newer car for our family
Purpose of loan:
This loan will be used to?Pay off a loan on an older vehicle to be used as a trade in

My financial situation:
I am a good candidate for this loan because?because it will be 1 loan payment verses 3

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $600
??Insurance: $75
??Car expenses: $125
??Utilities: $210
??Phone, cable, internet: $120
??Food, entertainment: $400
??Clothing, household expenses $60
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 377858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1990	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,087	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Mikeymike801302	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	580-600 (Jul-2008) 580-600 (Jun-2008) 560-580 (Mar-2008) 600-620 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Paying for School and Credit Cards
Purpose of loan:
This loan will be used to? To finish paying my last semester at school for my 2nd Bachelor of Science and to begin my Masters in American History.  In addition, it will also be used to improve my credit after the identity theft I suffered a few years ago.

My financial situation:
I am a good candidate for this loan because? I have had a Prosper Loan in the past and it was paid-off early and it was paid on-time.  I am good candidate because if I wanted to improve my credit score (which I have greatly) why would I pay in a poor manner.

Monthly net income: $  My month net income is $3,125.00  That is tax-free from an annuity I receive every December 29th.  If I were to die tomorrow, my estate would still receive it until the year 2022, ensuring anyone who invests in my debt is assured payment, even if I die next month, or until I die.  Which means, if I live to the year 2070, I will still be receiving this income (I plan to live longer that 2070).

Monthly expenses: $
  Housing: $   415.00
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ included
  Phone, cable, internet: $  99.00 for cell phone
  Food, entertainment: 250.00
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 200
  Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.39%	Starting borrower rate/APR:	20.39% / 22.63%	Starting monthly payment:	$523.08

Auction yield range:	17.27% - 19.39%	Estimated loss impact:	26.09%
Lender servicing fee:	1.00%	Estimated return:	-6.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1990	Debt/Income ratio:	28%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,434	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	LL2811	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation, God Bless
Purpose of loan:
Consolidation of our wedding expenses and American General for 3,000.00.

My financial situation:
I am a good candidate for this loan because I have a steady job with great pay and benefits as well as my husband.  I take pride in my credit and believe it is a direct reflection of the type of person you are. This would be a great investment as we plan on keeping this throughout the 3 year term. Thank you for your consideration.

Monthly net income: $
Net (take home) for myself       3600.00 per month
Net (take home) for my husband     3700.00 per month.
Total income is 7,000.00 take home (net) per month

Monthly expenses: $
  Housing: $ 1545.00
  Insurance: $ 181.00 cars and renters
  Car expenses: $900.00
  Utilities: $ 500.00
  Phone, cable, internet: $ 140.00
  Food, entertainment: $ 600
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 104
  Other expenses: $ Kids after school activities 500.00

Total monthly is 4670.00

Thanks again

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$108.86

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1994	Debt/Income ratio:	4%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,843	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	Investor1968	Borrower's state:	Alaska	Borrower's group:	Small Business & Self Employed
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay off student looan
Purpose of loan:
This loan will be used to?
provide immediate payoff to negotiate lower settlement for existing student loan
My financial situation:
I am a good candidate for this loan because?
I have low monthly payments
Monthly net income: $ 75000

Monthly expenses: $ 1300
  Housing: $ 150
  Insurance: $
  Car expenses: $
  Utilities: $ 250
  Phone, cable, internet: $ 100
  Food, entertainment: $ 400
  Clothing, household expenses $
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416486
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$275.76

Auction yield range:	4.27% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1991	Debt/Income ratio:	18%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$18,081	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Zafra	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest Credit Card Begone!
Don't let my six months of employment fool you, I've been in the financial service industry for nearly twenty years. After taking a year off from corporate paychecks to pursue the dream of owning my own company, I'm back on the salary freight train. Starting an unsuccessful company costs money, as it turns out, and I've accrued some credit card debt that I would like to restructure into a short term loan.My current revolving debt load is $16,600 on one of my two credit cards, at 19.99% - a monthly cost of $500 with 60% of that payment going straight to interest. This is unacceptable.  My proposed change:$8800 loan from Prosper @ 7.00% : $275/month
$4000 transfer to my other credit card @ 12.00% : $80/month
$3800 payoff from savings: no monthly cost.This saves me about $150 a month, and allows me to pay off my total balance in less than half the time.My financial condition:I make $55,000 annually, including $3000 in bonuses at the end of the year. This is my starting salary, and is likely to increase after 12 months employment.
My wife's disability income nets about $10K a year, and is permanent.This is a net monthly takehome of about $4350.00, not counting my bonus.My primary debts are:Mortgage: $2200/month
Taxes & Insurance: $375/month
Credit card: $500/month
Utilities: $300/month
Gas/Car Ins: $200/month
Food: $425/monthThis leaves about $350/month to sock away for home and car maintenance and other unexpected expenses. With the new Prosper loan and my restructured debt, my monthly savings will increase to $500.00. At the end of the year, my bonus can be added to this savings.Please help me achieve this goal and get out from under the rapidly descending thumb of the credit card companies.Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417682
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$448.41

Auction yield range:	17.27% - 33.30%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	13.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1987	Debt/Income ratio:	167%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,152	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tammyin1966	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay off some high interest credit cards

My financial situation:
I am a good candidate for this loan because? I am hard working and pay my bills on time. I just feel like these cards can't ever be paid off with the interest rate going up on these cards and the credit limit coming down. I'm very responsible and of course I also have my husbands income to rely on also.

Monthly net income: $ $8,000 for me.My family income is $60,000 a year

Monthly expenses: $
  Housing: $ 1,850
  Insurance: $ 200
  Car expenses: $ 575
  Utilities: $ 150
  Phone, cable, internet: $ 190
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417752
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1997	Debt/Income ratio:	37%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	15y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,136	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hard-working-return	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying credit cards
Purpose of loan:

This loan will be used to? pay off credit cards. Our son and his wife both recently lost their jobs (in the housing industry). We have been helping them with rent and groceries for them and our grandsons.  We almost maxed out our cards and would like to pay them off.

My financial situation:
I am a good candidate for this loan because? we have fair to good credit but my wife just got a big promotion and we could pay it off easily. Want to have all of our bills in this one loan except the car.

Monthly net income: $   5400.
  Car expenses: $
  Utilities: $ 250.
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
   Housing: 1700.
  Credit cards and other loans: $ 600
  Other expenses: $
   Car: 440
    Insurance: 130
    Fuel: 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	37%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,245	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	librarian78	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,850.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 520-540 (Dec-2006)
Principal balance:	$885.71	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
New Grad Seeks Support for Job Hunt
I am a newly graduated library science student living in the Bay Area, CA. After 2.5 years of hard work, I have completed the coursework to earn my Master's degree, and am excited to start my career as a librarian.

I am hoping to secure a loan to pay for basic living expenses as I search for a full-time career position. During my job hunt, I will earn income through temp work and waitressing, which will allow me to make monthly loan payments. In addition, my boyfriend and I plan to move to a lower-rent apartment this summer, and the loan would help facilitate that move (i.e., security deposit and truck rental).

I have been a member of Prosper since December 2006, and have received two loans: One paid off in full ($2,550) and one active ($1,300). I have made a total of 34 loan payments, and every payment has been on time and in-full. My experience with Prosper and its lenders has been wonderful. During the processes of getting my first two loans funded, I was impressed by the kind support and encouragement of the Prosper community.

Years of working for non-profit organizations and supporting myself through school have left me with some large debts, hence my HR rating. However, I am very responsible about paying my debts on time and pride myself on being a responsible borrower. Please feel free to ask me any questions or request more information. Thank you for looking at my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1993	Debt/Income ratio:	34%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$13,655	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	social-dancer	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card

My financial situation:
I am a good candidate for this loan because I have a stable job.

Monthly net income: $ 4500.00

Monthly expenses: $
  Housing: $ 665.00
  Insurance: $ 30.00
  Car expenses: $ 220.00
  Utilities: $ 20.00
  Phone, cable, internet: $ 65.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417882
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$108.57

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1994	Debt/Income ratio:	39%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	33	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,945	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	smartmoney11	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,551.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007)
Principal balance:	$1,519.15	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off some smaller balanced credit cards into one monthly payment.

My financial situation:
I am a good candidate for this loan because I have a stable teaching job (I've been teaching for over 11 years).  My husband has been in his current position for the past 6 years and has been in the same field for over 10 years. We pay all our bills on time and have a monthly budget that allows my husband and I the peace of mind to know when our bills will be paid each month.  We have another Prosper loan (which will be paid off in less than 18 months) and continue to keep the loan current.

Monthly net income (household): $ 6100

Monthly expenses: $ 5521
  Housing: $ 1270
  Insurance: $ 190
  Car expenses: $ 1220
  Utilities: $ 173
  Phone, cable, internet: $ 218
  Food, entertainment: $ 600
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 1550
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1994	Debt/Income ratio:	24%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,266	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Miketheman	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 640-660 (Jul-2008) 540-560 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Home Improvement
Purpose of loan:
This loan will be used to pay for much need renovations to our home.

My financial situation:
I am a good candidate for this loan because my credit rating will reflect that I have been paying my bills on time and is very stable in my home and wok place.

Monthly net income: $5200

Monthly expenses: $
  Housing: $ 1217
  Insurance: $ 252
  Car expenses: $ 645
  Utilities: $ 500
  Phone, cable, internet: $ 160
  Food, entertainment: $ 300
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 60
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2007	Debt/Income ratio:	4%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$121	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	bhavesh1989	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying My Own Business
Purpose of loan:
This loan will be used to support my own business. I have good exprienced with food industry. I am just expending more and more. Please help me out and I will not let you down.

My financial situation:
I am a good candidate for this loan because I have good credit history and I will use this loan for my business. I also have a strong background with a wife who is been working for Walgreens since 3 years. And I been on the same job since 2007.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$471.74

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	7
Screen name:	ontime999	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cosolidate and rebuild
Purpose of loan:
This loan will be used to consolidate debt and pay off some medical expenses.

My financial situation:
I am a good candidate for this loan because I have a stable job and good income, I just need some help to pay back some debt and start over.
Monthly net income: $ 4450

Monthly expenses: $
  Housing: $ 400
  Insurance: $ 200
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 400
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.47%	Starting borrower rate/APR:	16.47% / 18.66%	Starting monthly payment:	$70.78

Auction yield range:	6.27% - 15.47%	Estimated loss impact:	5.27%
Lender servicing fee:	1.00%	Estimated return:	10.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1997	Debt/Income ratio:	33%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$42,397	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	crj700	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	740-760 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Rental Property repairs
Purpose of loan:
This loan will be used to? Repair Brick and mortar by tuck pointing.

My financial situation:  I recently sold my home and had to take a huge loss that required me to drain the bank account of my cash reserves for closing. I have a 3 unit rental building that needs some brick work done immediately.  the brick has fallen out in places and has provided a way for bats to find nesting grounds in my attic spaces.  They enter where there are holes in the brick or mortar.  This needs to be handled immediately because these bats have brought guest with them.  They are hosts to Bat Bugs!  These bugs are just like bed bugs!  As you can imagine this is causing major problems with the tenants.  Repairs are approx 2000.00 dollars
. I am as honest and responsible as they come and I believe integrity is the foundation for everything in life.  Please lend me the money and you wont be disappointed. Here is my income and expenses snap shot.
EXPENSES:
Rental mortgages                          3200.00 per month
Cell Phone                                        100.00
Rent                                                  400.00
Credit Cards                                      800.00
Insurance                                           100.00

INCOME :
Rents                                             3800.00 per month
Work                                              6000.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$260.98

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1993	Debt/Income ratio:	65%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$52,816	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sharp-return5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off exisiting higher interest credit card debt.

My financial situation:
I am a good candidate for this loan because?I am striving to become debt free.  I am a hard working professional, who has worked in the hospitality industry for the past eight years.  I am currently a general manager of a successful hotel.  I aquired the majority of my credit card debt during the time of my son's birth and the purchase of my family's first home. It was a challenging time financially, since my wife did not work for an extended period.  Even though I do not have the world's best credit, I have never defaulted on a loan and have always satisfied my obligations.  I am looking to better my family's opportunies in the future by first becoming debt free.

Monthly net income: $ 4200.00

Monthly expenses: $
  Housing: $ 1000.00
  Insurance: $ 200.00
  Car expenses: $ 900.00
  Utilities: $ 150.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 700.00
  Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1989	Debt/Income ratio:	33%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,526	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	fairness-economist	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to? reduce smaller higher rate credit cards and allow better cashflow between month ending and beginning new month for 2009 year al situation:
I am a good candidate for this loan because? I make all payments on a timely manner I have a low living expense but want to get debt paid off faster.

Monthly net income: $ 1300

Monthly expenses: $
  Housing: $ 450
  Insurance: $ 55
  Car expenses: $ 0
  Utilities: $ 55
  Phone, cable, internet: $ 25
  Food, entertainment: $ 200
  Clothing, household expenses $ 33
  Credit cards and other loans: $ 317
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$199.76

Auction yield range:	17.27% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,233	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mdellison	Borrower's state:	Oregon	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	33 ( 94% )	660-680 (Latest)
Principal borrowed:	$5,750.00	< mo. late:	2 ( 6% )	640-660 (Nov-2007) 600-620 (Mar-2007) 540-560 (Aug-2006) 520-540 (Jul-2006)
Principal balance:	$1,470.69	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Proven Prosper Borrower!
FIRST: I have completed two successful loans on Prosper and am current on the third. The two late payments were resolved immediately. My credit rating may say high risk, but I am dillegent about making my loan payments.

ABOUT ME: I am 31 years old, married with two children, ages five and three. I purchased my first home in October '06.  I work full-time as a union electrician and also work on weekends bartending. My wife works full-time as a mother of two, as well as being a full-time student. She also works part-time in retail sales.

WHAT I WILL DO WITH THE MONEY LOANED TO ME: This loan will pay off my current Prosper loan and a Chase/Wamu Credit card which just had the interest rate almost doubled for no reason at all.  I really want to get this card paid off so I can stop doing business with Chase.

HERE ARE MY MONTHLY FINANCIAL DETAILS:
Net income after payroll deductions from all sources: $5300
Spouse's Income: $600
Total monthly family Income $5900
Mortgage/Rent: $1300
Phone: $100
Electricity & Water: $200
Car Loan and Operating Expenses: $400
Food: $ $400
Insurance: $150
Cable/Internet: $80
Clothing, expenses for children, etc. $300
Student Loans:  $70
Home Improvements:  $200
Other Bills: Approx. $600
Total Monthly Expenses : Approx. $3800
I will have approximately $2000 left to make the payments on my Prosper loan.

CLOSING REMARKS TO LENDERS: This loan will make my life a little less hectic and allow me to pay interest to all of you rather than a bank. All of the credit debt that this will consolidate are payed on time and in good standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$138.66

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,588	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-sunshine4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please LOWER my interest rate
Purpose of loan:
This loan will be used to consolidate my student loans and personal debt.

My financial situation:
I am a good candidate for this loan because i have always paid my bills, loans on time.

Monthly net income: $2000

Monthly expenses: $
  Housing: $ 400
  Insurance: $ 50
  Car expenses: $ 50
  Utilities: $ 100
  Phone, cable, internet: $50
  Food, entertainment: $ 100
  Clothing, household expenses $ 25
  Credit cards and other loans: $300
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$117.61

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1990	Debt/Income ratio:	27%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,121	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	cityguy44	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	560-580 (Oct-2007)
Principal balance:	$1,305.17	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Pay Off Highest Interest loan
Purpose of loan:

Thank you for viewing my listing. This is the second time that I create the listing on Prosper.
My immediate goal is pay off this one extremely high interest loan (96%) which I have used to pay for an emergency dental work. I did not have medical insurance at this time, and that is why I need to used this high interest loan. Currently, I am trying to find ways to pay this loan off as soon as I possible.

My financial situation:

My credit rating is fair with a FICO score in the low 600. I have (2) 30 days late on the credit report,and no bankruptcy or wage garnishment. My only guess of the low score is due to the high balance in all of my major credit cards, and too many inquires in the last six months. I have a very good and stable job and my financial goal is to pay off all my debts in three years or less. I am very confident that I can pay off this loan and other loans that I am currently carry. I'm a very responsible person and my action is speaking lauder than word as my credit report have shown.

Monthly net income: $ 3900

Monthly expenses: $ 3100

Housing: $ 700
Insurance: $
Car expenses: $ 400
Utilities: $ 100
Phone, cable, internet: $ 100
Food, entertainment: $ 300
Clothing, household expenses $
Credit cards and other loans: $ 1400
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	8.27% - 12.00%	Estimated loss impact:	7.26%
Lender servicing fee:	1.00%	Estimated return:	4.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1988	Debt/Income ratio:	19%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,976	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	epmfunding	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card debt
Purpose of loan:
This loan will be used to pay off my outstanding credit card bills that have been accumulated due to medical expenses.

My financial situation:
I am a good candidate for this loan because I have never missed a payment on any debt.  i am a solid long time good income producer earning over $100,000 per year and just need a good deal on a loan that will get my permanently out the credit card debt I have currently.  My credit card companies have increased their rates and lowered my limits dropping my credit scores even though I have never been late and I just want to get them paid off as quickly as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	18.52%	Starting borrower rate/APR:	19.52% / 21.75%	Starting monthly payment:	$258.44

Auction yield range:	8.27% - 18.52%	Estimated loss impact:	6.63%
Lender servicing fee:	1.00%	Estimated return:	11.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	57%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$369	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new-pilot	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Pay my loan, lower interest rate"
Purpose of loan:

I want use this money to pay my personal loan with St. Mary's Credit Union, as they have a higher interest rate of 11.25% so looking for a lower interest rate loan, and then I will have a small balance on my St. Mary's loan of $189.00 I can pay off myself. I don't know why it says revolving credit of 369.00 I can't remove it, it is wrong just so you know.

My financial situation:
I am a good candidate for this loan because?  I have excellent credit and I pay my bills on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	15%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,848	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	eloop	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008) 680-700 (Oct-2007)
Principal balance:	$3,641.64	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Preparing a Rental Property
Purpose of loan:
The purpose of this loan will be to make a few cosmetic improvements to my house that will shortly become a rental property.
My financial situation:
I have a secure job, as well as sources of passive income which provide an adjusted gross income of 125,000 per year.  I have enough in savings and stocks to service this loan request.  I have invested in 40 loans on Prosper.  I have borrowed two loans from Prosper over the last three years.  Needless to say I am a huge believer in Peer to Peer lending.

Monthly net income: 8,300

Monthly expenses: $
  Housing: $ 1300
  Insurance: $ 140
  Car expenses: $ 350
  Utilities: $ 200
  Phone, cable, internet: $ 120
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$312.70

Auction yield range:	17.27% - 33.00%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	13.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1997	Debt/Income ratio:	19%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$591	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gellin007	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Request 7/24/09
Purpose of loan:
This loan will be used to finish costly home improvements

My financial situation:
I am a good candidate for this loan because I own my home and have a full-time job

Monthly net income: $ 3400

Monthly expenses: $ 2700
  Housing: $ 600
  Insurance: $ 250
  Car expenses: $ 150
  Utilities: $ 250
  Phone, cable, internet: $ 250
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 400
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1993	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$79,691	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	optimizer5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NO risk, necessary appliances
Purpose of loan:
This loan will be used to?
Purchase a new washer and dryer for my new home (home purchased in Apr. 2009).
Citibank (HomeDepot) and GEMoney (Lowes) don't want my business -- I hope that you will be happy to pick it up where they refuse to!
I did my part to help the economy (by buying an 80-year old home in a desirable area for half of what it was worth just 2 years ago)...
...now please help me to make the home habitable.
Loan amount requested is small, but an old home requires emergency cash reserves, hence I would like to finance necessary appliances.

My financial situation:
I am a good candidate for this loan because?
1) employed full-time since 1998 in the same field (academic, research)
2) University tenure-track faculty -- very securely employed
3) 15-year credit history with no baddies
4) no missed or late payments on any credit / installment / loan accounts, ever
5) NOTE: high %util is due in part to indiscriminate credit limit cutting and ratejacking by Amex/B-of-A/HSBC throughout 2008 and is not wholly a reflection of my personal creditworthiness.

Monthly net income: $ 6,000 _AFTER_ fed/state/city taxes and _ AFTER _ all health insurance payments

Monthly expenses: $
  Housing: $ 1,512 mortgage (30-year fixed): payment incl. Principal, Interest, Taxes, and Insurance (house)
  Insurance: $ 92 (car)
  Car expenses: $ 290 (leasing a new car completely covered by warranty for entire duration of lease) + gas (20 miles RoundTrip commute)
  Utilities: $ 125 (electric, water, gas)
  Phone, cable, internet: $ 220 (incl. landline phone, cell phone, TV, broadband internet)
  Food, entertainment: $ 200
  Clothing, household expenses $ 0 - $ 50
  Credit cards and other loans: $ 1,500 approx.
  Other expenses: $ NO discretionary spending or paid leisure travel this year at all, due to the home purchase.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,750.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 12.63%	Starting monthly payment:	$284.48

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1994	Debt/Income ratio:	16%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,022	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	marketplace-jet	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher rate credit card
Purpose of loan:
This loan will be used to pay off the balance on a higher rate credit card.

My financial situation:
I am a good candidate for this loan because I have excellent credit and have never missed or been late on a payment in 20 years of borrowing. I have a stable, secure, decent paying job. I have been with my current employer for over 2 years, but have been in the same industry for almost 13 years, with only one previous employer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1980	Debt/Income ratio:	38%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	31y 4m
Amount delinquent:	$1,215	Revolving credit balance:	$4,578	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	THEMANISAGOODMAN	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	600-620 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 620-640 (Mar-2007)
Principal balance:	$2,015.20	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
debt consolidation
Purpose of loan:
(explain what you will be using this loan for)
This money will be for Debt consolidation small bills.
My financial situation:
(explain why you are a good candidate for paying back this loan)
Honst,goodman, alwsays pay my bill on time just need a small break to get out of this situation.
My monthly budget:
Mortgage/rent: $ 750.00
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $150.00
Food, entertainment: $ for food 200.00 mo.
Clothing, household expenses $ my
Credit cards and other loan payments: $ Amx 1500.00 PATELCO 6700.00 Am-gen.2000.00 child support 281.00 citifin 6700.00
Other expenses: $
---------------------------------------
Total monthly expenses: $ 8601.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.05%	Starting borrower rate/APR:	20.05% / 22.29%	Starting monthly payment:	$204.54

Auction yield range:	8.27% - 19.05%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	8%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,182	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Locavore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,200.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$2,121.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Custom Art Car Project
We looked to the Prosper community at this time last year to raise funds for this art car project for the Burning Man Festival, and we are hoping to find support here again. Our project is called The Abductor, and features an 8-foot wide sphere mounted to allow for full rotation in any direction, further mounted on a lift table that can goes up and down. We are basically creating a solar-powered motion simulator that drives around. We have invested more than $15K at this point and would use this loan for more parts, including rollers and connectors for the sphere, more wood and metal, and some electronics. To learn more, visit our web site at http://abductor.simmunity.com.

For work, I am VP of Technology ($9375.00/mo net) at a large nonprofit organization and have been there six+ years. I have little personal debt, the largest portion being about $20,000 in school loans for my MS in Transformative Leadership. In total, I am carrying approximately $27,000 in well-managed debt, a broad set of skills, a strong sense of responsibility, and a passion for bringing positive change to the world through creative endeavors.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1999	Debt/Income ratio:	14%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	1y 9m
Amount delinquent:	$515	Revolving credit balance:	$5,194	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	42	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	PythonMorphBreeder	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008) 520-540 (Jul-2008) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$1,476.76	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Supplies For Reptile Business
Purpose of loan:
This loan will be used to? Help pay for supplies for my reptile breeding business.  I will be attending a reptile breeders expo in late august and can get great deals on my supplies.  I do not want to open a credit card and this loan will work out better for me!  I have 1 loan that i took out last year on prosper and am current on all payments so I am a great canidate for the loan! Thank You!

My financial situation:
I am a good candidate for this loan because? My credit is bouncing back and I am getting on the right track after my college years and not understanding what i was doing to my credit!  I also have 1 loan from last year on prosper and am current on all payments!  I really need this for my business!  Also it states I have one outstanding balance of $515 which is incorrect. That was a bill from the emergency room which was paid in full and had sent a copy of the paid check but still has not been removed from my credit report.

Monthly net income: $ 5140.00

Monthly expenses: $
  Housing: $ 1200.00
  Insurance: $ 123.00
  Car expenses: $ 60
  Utilities: $ 150
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 500
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1995	Debt/Income ratio:	30%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	3y 9m
Amount delinquent:	$503	Revolving credit balance:	$3,762	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bonus-fort	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off most debt.
Purpose of loan:
Last year I had a stroke(yes at age 39, doctors are still baffled) and my husband had knee surgery. The bills after insurance were about $8,000. I have that down to $3300. I also have 5 credit cards I stupidly used for Christmas presents and to pay heating bills because I was on FMLA due to stroke. There was one card I was still working on paying off. They are now in my freezer in a bowl of frozen water so I can?t use them anymore. I do use my BP card to monitor my gas charges and pay it off every month. I also found a car for $2600 that I need. Mine is about to die and I need another one. I also need to finish the yard area of my chicken coop so I can get ?my girls? some grazing area. I also need to buy some flooring to replace my 40 year old linoleum in the kitchen. My husband and I have already completed removing 40 year old carpet and flooring in the rest of the house.

My financial situation:
We have my husband income also but he has a bancruptcy discharged two years ago. So I don't include it.

I would be a good candidate for this loan because I have my mind made up on being debt free in seven years. I recently refinanced my home from a 30yr 7.25% to a 15yr 4.75%. I pay more a month but smaller payments were not my goal. I recently also paid off my car and some other purchases. Every time I pay something off I put that money towards the next smallest bill, pay it off, and so on. My past life I wasn?t so bright and God was not a part of it. I have remarried and have since learned the difference between my wants and needs. My husband had to file Bankruptcy when he divorced so now that stigma is attached to me. Everything is in my name so it makes my debt to income ratio skewed. I just need someone to give me a chance, and I will pay you off and probably before you expect me to.

Monthly net income: $ 2900

Monthly expenses: $
  Housing: $ 1200
  Insurance: $ 75
  Car expenses: $ PAID OFF
  Utilities: $ 250
  Phone, cable, internet: $ 125
  Food, entertainment: $ Go outside-FREE
  Clothing, household expenses $ YARD SALES
  Credit cards and other loans: $ 3200
  Other expenses: $ 3300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$497.60

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1997	Debt/Income ratio:	19%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$759	Revolving credit balance:	$10,775	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	diamondgirl42	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to Pay off my credit cards. To consolidate my credit cards in to one monthly payment. I had some unexpected expenses and ran up my credit cards to the tune of  about 11,000.00 . I would rather pay that off thru investors than deal with the high interest rate and lack of transparency of the card companies.

My financial situation:
I am a good candidate for this loan because I have a steady job . I've been working for the same company for four years. I make good money. I have been in the medical feild for 19 years. I have not been without a job for 19 years. I want to consolidate my credit cards to one monthly payment and less interest. I  like to keep good credit, and I'm trying to fix the credit card problem before it gets out of control. As you know once you have a high balance on your credit card they keep raising the rates. I also receive bonus checks at my place of employment and I would like to pay this Loan off quickly. Please take a look at my Loan history I have always paid back my Loans. I am a very responisible person and that's why I'm asking for this Loan. Please take the time and consider giving me a Loan. I won't let your company down. Sincerely a person trying to keep good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2007	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,095	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	dollar-philosopher	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cafe
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $795
??Insurance: $43
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $89
??Food, entertainment: $
??Clothing, household expenses $0
??Credit cards and other loans: $200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	11%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	12	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$166	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	30	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cashstream	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Line of Credit wanted
Purpose of loan:
This loan will be used to?purchase a 40 unit Apartment Building. It will used for a Earnest money and Inspection money.

My financial situation:
I am a good candidate for this loan because? I am out of debt. I have a written goal for the funds. I have already been pre-approved for a Commercial Mortgage to purchase the property. I am currently employed. I have a recession-proof career.

Monthly net income: $ 3500

Monthly expenses: $
  Housing: $ 825
  Insurance: $ 100
  Car expenses: $
  Utilities: $ 100
  Phone, cable, internet: $ 75
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$64.93

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-2001	Debt/Income ratio:	26%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,008	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greatest-unequaled-camaraderi	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying escrow shortage
Purpose of loan:
This loan will be used to pay off my property tax shortage.  I received a property tax escrow statement in the mail informing me my escrow account was $2,000 short this past year and they would also be raising my property taxes.  I have the option of splitting the $2,000 shortage amongst the next 12 months of mortgage payments, but I'd rather pay the money up front to avoid a high mortgage payment for the next year.

My financial situation:
I am a good candidate for this loan because I am a responsible and hard working professional.  I have always paid all my bills in a timely manner and take great satisfaction from being in good financial standing with lenders.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	11%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,318	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	durable-principal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PLEASE READ! NEED FENCE
Purpose of loan:
First Off Please do not let the HR scare you, my credit is not very good because of very EARLY issues... if they would select a score from the past three years, i would be around 750-800 for sure. I NEVER had bankrupcy/Repo or ANYTHING like that. its amazing how bad a simple Boscovs card can hurt you for a long long time, The good thing is that my score has been rising and rising. And i am pretty happy with a score of near 700 as of now, and it will conitnue to get better. This also seems like a fun way to be offered credit from the community instead of a bank. anyway This loan will be used to? Build a fence in my backyard to keep my daughter safe, and have the dog somewhere to run. also another child is on the way and want to keep everyone safe! If you help me out, i will be very greatful, and you will be ahppy that you invested in this opportunity. thanks Again!

My financial situation:
I am a good candidate for this loan because i have had excellent credit (past 3 to 5 years)? i am very respectful and loyal, and keep to my word. My family is my #1 concern, and i will always do whats best for there safety. You will have no issues here. I have been with the same job for almost 8 years and i am fully dedicated. and have been living in my home for the past 5 years with my wife daughter and another on the way! Please help me keep the kids safe in the backyard for them to roam freely and have fun, also, my boxer molly would be thrilled!.. thank you for considering this ad.

Monthly net income: $ 4688

Monthly expenses: $
  Housing: $ 1922
  Insurance: $ 15
  Car expenses: $ 100
  Utilities: $ 205
  Phone, cable, internet: $ 163
  Food, entertainment: $  450
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 450
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1990	Debt/Income ratio:	24%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	19y 0m
Amount delinquent:	$129	Revolving credit balance:	$9,359	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	established-capital	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
pay off 3,400 balance for vehicle, 9,500 to pay off all credit cards, 7,000 to pay off thrift savings loan, 2,000 to pay off payday loans, and rest will be put in savings for emergency payments on this loan.
My financial situation:
I am a good candidate for this loan because?
I have a job with the Navy, I pay 1,000 dollars a month for current credit bills, I have not failed to pay current credit bills. I have an associates degree and am working on a bachelors for history teacher.
Monthly net income: $
4,400
Monthly expenses: $
  Housing: $ 1,107.80
  Insurance: $ 100
  Car expenses: $ 221.00
  Utilities: $ 750.00
  Phone, cable, internet: $ 60.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 60.00
  Credit cards and other loans: $ 800.00
  Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$363.43

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1992	Debt/Income ratio:	27%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,793	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	scoutsmommy	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	740-760 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008) 720-740 (Jan-2008)
Principal balance:	$8,736.28	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Digging myself out of debt
Purpose of loan:
This refinance loan will be used to pay off my existing loan so that I may extend the loan and make lower monthly payments.

My financial situation:
I am a good candidate for this loan because I am currently working 2 jobs to support myself and to dig myself out of this debt dungeon.  It would be wonderful to be able to lower my monthly payments so that I may reduce my hours at my second job and be able to give myself a break once and a while.  I am very stable, have my own home, have worked at the same company for over 12 years and would love to be able to pay off this debt so that I can start using my money to enjoy life instead of just paying bills every month. Thank you for reading and for considering my application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1994	Debt/Income ratio:	66%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	17 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	81	Length of status:	1y 5m
Amount delinquent:	$834	Revolving credit balance:	$9,441	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	6
Screen name:	JILLNJACK2004	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,025.00	< mo. late:	0 ( 0% )	620-640 (Dec-2007) 620-640 (Nov-2007) 560-580 (Jul-2007)
Principal balance:	$585.62	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Credit Cards are Killing Me!
Purpose of loan:
Need to pay off my credit cards, the interest is killing me.  I want to be credit card free.

My financial situation:
I have been in my current position at ILS for 18 months now and I generally work 50-60 hours a week, but they are a state run agency and the state of AZ cut their funds by 10%~so, my company cut our pay in May by 15%.  The paycut has caused me to re-evaluate my debt.  I have a current loan with Prosper~this would be my 2nd loan.  I have paid consistently for over a year and have paid off half my loan.
Monthly net income: $ 1800

Monthly expenses: $
  Housing: $ 425
  Insurance: $ 140
  Car expenses: $ 350
  Utilities: $ 150
  Phone, cable, internet: $ 100
  Food, entertainment: $ 30
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 300
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.51%	Starting borrower rate/APR:	22.51% / 26.35%	Starting monthly payment:	$38.45

Auction yield range:	8.27% - 21.51%	Estimated loss impact:	7.01%
Lender servicing fee:	1.00%	Estimated return:	14.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1990	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,842	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nexus2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School expenses for sons
Purpose of loan:
This loan will be used to? buy school clothes and supplies for my sons; one will be a HS Freshman who is an avid soccer player and the other will be in 8th grade.

My financial situation:
I am a good candidate for this loan because? I am current with all of my financial obligations and believe that paying one's obligations is a definite must.  I am currently making a concentrated effort to reduce my debt (hoping to be debt free in the next few years) and increase my credit score.

Monthly net income: $ 6886     Including spouses income

Monthly expenses: $
  Housing: $ 1267
  Insurance: $ 300
  Car expenses: $0
  Utilities: $300
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 1633
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1987	Debt/Income ratio:	42%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	17y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,847	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bettybam	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
100% PAID BY MARCH 2010
Purpose of loan:This loan will be used to? pay off open credit cards that are in my name only.. and pay off a personal loan in the amount of $ 7,000.00.   to be able to make 1 payment a month instead of 8.  I would like to obtain a debt consolidation loan and clean up my own mess..  Please!!! Please!!  At this point I am not picky about the interest rate...
Paying off these items will help my husband & i obtain funding when our son goes off to college in 2010..

My husband & I will be married 25 years in the year 2013.  My goal is to get myself financially able to purchase him a 1966 Ford Mustang as a surprise Annverisary present.  by obtaining this loan, I will be able to roll some items into one payment instead of 8..

the only reason is show up as HR is because of a business credit card that shows up in my name too..  It is always maxed out and paid every month.

thank you

My financial situation:
I am a good candidate for this loan because? my husband pays for all the household expenses that are in both of our names..
We own a our own business and he brings home approx $120,000. Monthly net income: $ 2500 mine  12500 combined
Monthly expenses: $
Housing: $   2,100
 Insurance: $  150
Car expenses: $  530
Utilities: $  300
 Phone, cable, internet: $  250
 Food, entertainment: $  500
 Clothing, household expenses $  150
 Credit cards and other loans: $  810.00
  Other expenses: $  100    (out of all these expenses i pay for 1,000 out of my check)
My 1st loan with proper was paid off in 6-7 months..  and this on will be paid in full by March. 2010.

Thank you all for believing in me.

Welcome back Prosper!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1985	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	5y 4m
Amount delinquent:	$4,291	Revolving credit balance:	$105,678	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Vizitei	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growth Capital for Startup
The proceeds of this loan will be used to grow an already launched vacation rental referral system (www.vacationstxt.com). It has been well accepte at  the lake o fthe ozarks and we would like to extend the service to Lake Tahoe. Current business generates about $15,000 per month, however that's not enough to launch a new destination. Payments on the loan will be made from current cash flow. Additional information on the credit report: My company lost funding about 9 motnhs ago and I have been unemployed and brining up a start up during that time. I have attempted to negotiate with Citibank a mortgage adjustment, but all that got me was the negative credit report entries. I am now paying myself and have resumed and caught up on the mortgage obligations. the negatives you se on the report were the result of these activities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$164.69

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2002	Debt/Income ratio:	17%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ChrisLoans2You	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Solid Loan for your portfolio.

Purpose of loan:
This loan will be used to pay off some minor loose ends, increase my savings, put in the yearly 2k for my daughters college savings account.

My financial situation:
I am a good candidate for this loan because?

I make approx 35-40,000 a year and my job is not in jeapordy.
I worked hard to rebuild my credit from my youthful mistakes and will not ruin it.
I am a family man with a good job
I check my credit regularly to ensure it is perfect and accurate
I have 45% equity in my home ($125,000) conservative equity estimate
0 bank card debt
$2500 Prosper lender portfolio (approx)
I am due for a salary increase in Sep 2009

The loan will be paid back, period. I have been burned by many borrowers here and I know how it feels to see a loan go bad. I will not do that to anyone, however I will not accept a loan with a very high interest rate. I dont need the money that bad! I will set up my payments on auto draft.

The "judgement" on my credit history is from a work accident in 2003. The insurance company was supposed to send payment for the bill and they delayed. I was persistent, but got caught up in the red tape and they did not pay until 1 week after the judgement was rendered. I worked hard to get it removed, 2 bureaus removed it, but not Experian. The ammount was negligible ($325). I even sent a personal notice to the judge, but to no avail. Another case of a worker getting hurt on the job and his credit getting dinged!

I owe $7000 on a $30,000 2007 Ford Edge, which I have 2 years left at 2.9% I am a year ahead on my payments.

I should be an AA rating, but I made some recent inquiries when refinancing which knocked me down to A

I am currently working full time as well as taking 12 college credits this semester, which I am paying for.

I plan on paying this loan back as a full 3 year term.
My gross salary pay is 2925/4 weeks
My net salary pay is 2425/4 weeks

My Monthly Bills are estimated at:
Mortgage $855 (refinanced 30 yr at 4.875%)
Auto $335 (1 year ahead)
Cable/Internet $120
Cell for my wife and I $150
Netflix $15
Gas $300
Food $300
Insurance $200 a month

I also get paid .55/mile for work about 500 miles a month, $100 a month for health insurance and some additional undocumented cash on the side for various things.

Information in the Description is not verified.